Exhibit 99.2

NASDAQ: MRNS @ MarinusPharma IV Ganaxolone in Refractory Status Epilepticus (RSE): Phase 2 Clinical Data & Phase 3 Planning December 9, 2019 American Epilepsy Society Annual Meeting

©2019 Marinus Pharmaceuticals. All Rights Reserved. Safe Harbor Statement To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they ar e forward - looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Secu rit ies Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as w ell as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward - looking statements. Examples of forwar d - looking statements contained in this press release include, among others, statements regarding our interpretation of preclinical studies, develo pme nt plans for our product candidate, including the development of dose forms, the clinical trial testing schedule and milestones, the ability to comple te enrollment in our clinical trials, interpretation of scientific basis for ganaxolone use, timing for availability and release of data, the safety, potential eff ica cy and therapeutic potential of our product , market opportunity for our products, including estimates on patient population, pricing and reimbursement, and our expectation regarding the sufficiency of our working capital. Forward - looking statements in this release involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward - looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the conduct of future clinical tr ials, the timing of the clinical trials, enrollment in clinical trials, availability of data from ongoing clinical trials, expectations for regulatory approva ls, the attainment of clinical trial results that will be supportive of regulatory approvals, and other matters, including the development of formulations of ganaxolone , and the availability or potential availability of alternative products or treatments for conditions targeted by the company that could affect the availability or commercial potential of our drug candidates. Marinus undertakes no obligation to update or revise any forward - looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward - looking statements, as well as risks relating to the business of the Company in general, see Marinus' 10 - Q dated August 8, 2019 and other filings by the company with the U.S. Securities and Exchange Commission. You m ay access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov . 2

©2019 Marinus Pharmaceuticals. All Rights Reserved. Mortality Overall mortality is ~17 - 39% in RSE patients 3,7 Mean RSE duration (in hrs.) between survivors and non - survivors was found to be 88.9 and 120.3 (p=0.002) 3 Hospital stay Patients that achieve SE cessation within 1 or 12 hours (convulsive or non - convulsive SE, respectively) spent significantly less days in the hospital (p<0.001) 5 General Outcomes Mean RSE duration between patients that had a ‘good’ or ‘bad’ outcomes were 7 and 14 days (p=0.003) 4 Refractory Status Epilepticus is a Neurological Emergency 3 1 Betjemann JP & Lowenstein DH 2015 Lancet Neurol 2 Sutter R et al. 2013 Nature Reviews Neurology 3 Sutter R et al. 2013 Epilepsia 4 Madžar D et al. 2016 J. Neurol. 5 Kellinghaus C et al. 2019 Ann. Neurol. 7 Novy et al 2010 6 Hockher SE et al. 2013 JAMA Neurol. Increased duration of SE leads to neuronal damage, pharmacoresistance , and worse outcomes 1,2 IV anesthetics are effective at achieving SE cessation however are associated with significant complications 6 More infections during SE (p<0.0001) Increased hospital stay (29 days vs. 19 days, p=0.0005) ~2.9x increased relative risk for death Increased ICU stay (14 days vs. 5 days, p<0.0001)

©2019 Marinus Pharmaceuticals. All Rights Reserved. Goals of a new treatment for RSE Rapid cessation of SE Maintenance of seizure control over study period Prevent patient progression towards escalation of treatment (IV anesthetics) Goals of a New Therapy for the Treatment of RSE Benzodiazepine Administered Medically induced Coma Established Status Epilepticus (ESE) 1 st line 4 2 nd line IV AED’s 3 rd line IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) ESETT Ganaxolone STATUS (SAGE - 547) Trial

©2019 Marinus Pharmaceuticals. All Rights Reserved. Ganaxolone (GNX) Mechanism of Action • GNX is a synthetic analog of endogenous allopregnanolone and a potent positive allosteric modulator of GABA A - receptors. • GNX targets unique binding sites on GABA A - receptors that are not susceptible to tolerance build up (e.g., benzodiazepines) 5 e.g., GNX • GNX acts on both synaptic and extrasynaptic GABA A - receptors to maximize inhibitory signaling as well as maintain activity when synaptic receptors are down - regulated

# Rationale for IV GNX for the Treatment of RSE

## Ganaxolone has demonstrated a broad range of anticonvulsant and psychotherapeutic responses

## Benzodiazepines are effective in treating acute seizures but not RSE

- Benzodiazepines are positive allosteric modulators of the synaptic (gamma subunit) $GABA_A$ receptor
- These receptors downregulate with prolonged seizures which explains why SE patients become refractory to benzodiazepines
- These receptors also downregulate with chronic benzodiazepine administration

## Ganaxolone is a positive allosteric modulator of synaptic and extrasynaptic (delta subunit) $GABA_A$ receptors

- The extrasynaptic receptor does not downregulate with prolonged seizures and explains why RSE patients may remain responsive to ganaxolone

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©2019 Marinus Pharmaceuticals. All Rights Reserved.

# Key Differences in GNX (RSE) Trial and STATUS Trial (SRSE)

| | STATUS in SRSE | GNX in RSE |
|---|---|---|
| Patient Population | SRSE: medically more difficult to treat than RSE; seizures less likely to respond than RSE | RSE: More likely to respond than SRSE via engagement of $GABA_A$ receptors (synaptic and extrasynaptic) |
| Treatment Algorithm | On IV anesthetic with goal to wean from IV anesthetics | Failed ≥ 1 IV AED. Goal is to prevent escalation to IV anesthetic |
| Primary Endpoint | Prevent relapse following IV anesthetic discontinuation | Prevent progression to IV anesthetic (Phase 2) |
| Drug Dosing *(target plasma level)* | ~50-100 ng/mL | ~500 ng/mL |

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©2019 Marinus Pharmaceuticals. All Rights Reserved.

# Phase 2 RSE Trial Design

Evaluate safety, tolerability, efficacy, and pharmacokinetics of IV Ganaxolone in RSE patients

**RSE Patients**

Diagnosis of convulsive or non-convulsive SE

Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics

↑

Screening → Treatment Period → Post-treatment Follow-up

| Treatment Period | | |
|---|---|---|
| Loading Dose | Maintenance | Taper |
| Bolus plus continuous infusion | 2-4 day infusion | 18 hour taper |

| Post-treatment Follow-up | |
|---|---|
| 24 hr | Weeks 2, 3, 4 |

| Cohort | Dose of GNX/day | N |
|---|---|---|
| Low | 500mg/day | 5 |
| Medium | 650mg/day | 4 |
| Target | 713mg/day | 8 |

**Endpoints**

- ***Primary:*** number of patients who do not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation
- ***Secondary:*** additional efficacy, safety and tolerability

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# Baseline Characteristics

### 17 patients enrolled

- *8 males, 9 females*
- *Mean age: 57 years old (range: 23-88)*

### Types of SE

- *5 (29%) CSE, 11 (65%) NCSE, 1 (6%) CSE→NCSE*

### History of Epilepsy

- *7 (41%) yes, 10 (59%) no*

### Mean # of failed IV AEDs (including benzodiazepines)

- *2.9 (range: 2-5)*

### Mean # of failed 2nd-line IV AEDs

- *2.1 (range: 1-4), all failed LEV or LAC*
- ***All prior AED's were administered within recommended dosing guidelines***

| Patient | Dosing Cohort | Etiology | History of Epilepsy | Type of SE | Failed Antiseizure Medications Prior to GNX* | Dose of Last IV AED Administered Prior to GNX (Recommended Dose) |
|---|---|---|---|---|---|---|
| 1 | Low | Vascular | No | NCSE | **LAC**, LEV | 200mg (200-600mg) |
| 2 | Low | Unknown | Yes | NCSE | fPHT, **LEV** | 1,000mg (1000-3000mg) |
| 3 | Low | Vascular | No | NCSE | LOR, **LAC**, LEV | 600mg (200-600mg) |
| 4 | Low | Vascular | No | NCSE | LOR, **LAC**, LEV | 600mg (200-600mg) |
| 5 | Low | Tumor | No | CSE | LOR, LAC, **LEV** | 2,000mg (1000-3000mg) |
| 6 | Medium | Vascular | No | NCSE | LOR, **LAC**, LEV | 600mg (200-600mg) |
| 7 | Medium | Drug Overdose / Withdrawl | Yes | CSE | LOR, **LEV** | 1,000mg (1000-3000mg) |
| 8 | Medium | Unknown | Yes | CSE → NCSE | LOR, LAC, **LEV** | 1,000mg (1000-3000mg) |
| 9 | Medium | Tumor | Yes | NCSE | LAC, LEV, **PHT** | 200mg (100mg) |
| 10 | Target | Vascular | Yes | CSE | LOR, **LAC**, VPA | 400mg (200-600mg) |
| 11 | Target | Drug Overdose / Withdrawl | No | CSE | LOR, **LAC**, LEV | 400mg (200-600mg) |
| 12 | Target | Tumor | Yes | NCSE | LOR, LEV, **VPA** | 700mg (1000-3000mg) |
| 13 | Target | Autoimmune | No | NCSE | LOR, **LEV** | 1,000mg (1000-3000mg) |
| 14 | Target | Vascular | No | NCSE | LOR, **LAC**, LEV, PHT | 200mg (200-600mg) |
| 15 | Target | Vascular | Yes | CSE | LOR, **LEV** | 1,000mg (1000-3000mg) |
| 16 | Target | Tumor | No | NCSE | LOR, **LAC**, LEV | 400mg (200-600mg) |
| 17 | Target | Autoimmune | No | NCSE | LOR, fPHT, **LAC**, LEV, VPA | 200mg (200-600mg) |

*Bolded, underlined **IV AED's** were the last ones administered prior to GNX

NCSE: Non-convulsive status epilepticus, CSE: Convulsive status epilepticus, LAC: Lacosamide
LEV: Levetiracetam, LOR: Lorazepam, PHT: Phenytoin, fPHT: Fosphenytoin, VPA: Valproic Acid

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©2019 Marinus Pharmaceuticals. All Rights Reserved.

©2019 Marinus Pharmaceuticals. All Rights Reserved. 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 0 6 12 18 24 Patient # T i m e P r i o r t o G N X I n i t a t i o n ( h r s ) ( t o p o f e a c h b a r i n d i c a t e s w h e n A S D w a s i n i t i a t e d ) 1st Prior ASD 2nd Prior ASD LAC LEV LOR LAC LEV LAC LAC LOR LOR LOR PHT LAC LAC VPA LEV LOR LOR LAC LAC LEV LEV LOR PHT LOR LOR LEV MDZ PHT LAC LEV LOR LEV LOR LOR LAC LEV fPHT LEV Low Medium Target Preliminary Data – Prior Two Failed Antiseizure Drugs (ASDs) 10 LAC: Lacosamide , LEV: Levetiracetam, LOR: Lorazepam, PHT: Phenytoin, fPHT : Fosphenytoin , VPA: Valproic Acid, MDZ: Midazolam All prior ASD’s were administered at therapeutic levels and within recommended dosing guidelines Two previous ASD’s administered before GNX initiation Immediate previous ASD administered 4 hours (mean) prior to GNX

©2019 Marinus Pharmaceuticals. All Rights Reserved. Ganaxolone Provides Rapid Onset and Durability of Efficacy 11 Cohort No escalation to IV anesthetics within 24 hrs from infusion initiation (Primary Endpoint) Status - free through 24 hrs from infusion initiation No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hrs after GNX discontinuation No SE Relapse at anytime during the 4 - wk follow up period Target (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) ET: Early termination Target dose: One patient had status relapse @ Day 1, which resolved during the ganaxolone infusion without treatment escalati on Medium dose: One patient escalated to additional IV AED @ Day 1 for seizure relapse. One patient experienced status relapse @ Da y 2 (during taper). Low dose: Two patients escalated to 3 rd line therapy for seizure relapse @ Day3 0 10 20 30 200 300 T i m e t o S E C e s s a t i o n ( m i n s ) p e r I n v e s t i g a t o r a s s e s s m e n t SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes)

©2019 Marinus Pharmaceuticals. All Rights Reserved. PK/PD Relationship and Rationale for Target Dose 12 0 3 6 9 0 200 400 600 800 1,000 Time (hrs) G N X P l a s m a C o n c e n t r a t i o n ( n g / m L ) Low (model) Low Dose Patient Recurrence of abnormal EEG activity Acute maintenance of GNX plasma concentrations ≥ 500 ng/mL is associated with improved seizure control on EEG 1 2 1 2 3 3

©2019 Marinus Pharmaceuticals. All Rights Reserved. PK/PD Relationship and Rationale for Target Dose 13 Dashed lines are PK models 0 6 12 18 24 0 200 400 600 800 1,000 Time (hrs) G N X P l a s m a C o n c e n t r a t i o n ( n g / m L ) Low 500mg/day Medium 650mg/day Target 713mg/day Seizure Burden Reduction Occurred Rapidly in All Dose Groups Modeled PK Curves for All Dose Groups Target Dose Achieves ≥ 500 ng/mL for ~8 hours Only Target Dose Provided Sustained Reduction (>80%) Throughout Entire Analysis Window -1 -100 -80 -60 -40 -20 0 0 1 2 4 6 8 10 12 14 Time (hrs) % C h a n g e i n E E G S e i z u r e B u r d e n ( s e i z u r e t i m e / t o t a l t i m e p e r i o d ) GNX initiation Target 713mg/day Medium 650mg/day Low 500mg/day

# Phase 2 Efficacy and Safety

| | | |
|---|---|---|
| **Prevented escalation to IV anesthetics** | No patients progressed to IV anesthetics during first 24 hours (100% achievement of primary endpoint) |
| **Rapid onset of action** | IV GNX achieved SE cessation at median of 5 minutes (n=15 evaluable) and ~80% seizure burden reduction achieved within 15 minutes |
| **Durability** | Target dose group achieved >80% seizure burden reduction for the entire analysis time (24 hrs) and no patients experienced SE relapse during the 4-week follow-up period |
| **Safety** | IV GNX showed an acceptable safety profile in patients with RSE |

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©2019 Marinus Pharmaceuticals. All Rights Reserved. 2 related in 2 patients • 2 severe sedation 13 Related in 7 patients • 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) • 5 moderate (4 somnolence; 1 hypercarbia) • 2 severe (2 sedation) IV Ganaxolone Safety Summary 15 10 SAEs in 6 patients (also included in AEs) 50 AEs in 16 patients 8 non - related in 4 patients 37 Not - Related in 12 patients • 20 mild • 8 moderate (2 pain; 2 pneumonia, 2 dysphagia, • 1 delirium, 1 hypertension) • 9 severe (respiratory depression, death due to withdrawal of support, sepsis, embolic stoke, perforated bowel, fall, loss of consciousness, multiple fractures, pneumothorax) • 1 Death due to withdrawal of life support – 1 Respiratory depression • 1 Bowel perforation (fatal) • 1 Sepsis (fatal) • 1 Fall – 1 Loss of consciousness – 1 Pneumothorax – 1 Multiple fracture Intubation • 9 patients were not intubated upon enrollment. Of these, 6 remained intubation - free during the entire ganaxolone treatment perio d

©2019 Marinus Pharmaceuticals. All Rights Reserved. Phase 3 Planning 16 Study Design Randomized, placebo - controlled (adjunctive to standard - of - care) clinical trial Target Patient Population RSE patients with similar baseline characteristics (etiology, # of failed IV AED’s, etc.) to the Phase 2 study Dosing: Target dose range but extends GNX exposure ≥ 500 ng/mL from 8 to 12 hours Primary and Key Secondary Endpoints Focuses on clinically - meaningful effects related to rapid onset of action, durability of effect, and prevention of treatment escalation Other Endpoints Target key areas of safety (e.g., % intubated on GNX, time to extubation , etc.) and healthcare utilization metrics (e.g., length of stay, # of days in the ICU, etc.) *Proposed Phase 3 clinical trial elements contingent on future regulatory interactions* Targeting End of Phase 2 meeting with FDA in Q1 - 2020

# Tuberous Sclerosis Complex – Rare, Serious Genetic Disorder

| | |
|---|---|
| Cause | Defect or mutation of TSC1 and/or TSC2 genes |
| Symptoms | Benign tumors, seizures, cognitive impairment, behavioral problems, skin abnormalities |
| Prevalence | ~25K patients with refractory epilepsy |
| Treatments | Limited approved treatments |
| Mechanistic Rationale | $GABA_A$ receptor active steroids are altered[1] |

[1] diMichele, et al, *J. Neuro Neurosurg Psychiatry*, 2003.

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# Phase 2 Open-Label Clinical Trial Design in TSC

| PART A | | | PART B |
|---|---|---|---|
| **Base** (4 Weeks) | **GNX Titration** (4 Weeks) | **GNX Maintenance** (8 Weeks) | **Open-Label Extension (OLE)** (24 Weeks) * Available to patients that respond to GNX as defined per protocol* |
| **Baseline Period** | **Treatment Period** | | **OLE Period** |
| Screening Visit | Baseline Treatment Visit | 2 week taper upon GNX discontinuation (if not continuing to Part B) | |

- *n* = 30
- **4 - 5 U.S. sites**
- **Primary efficacy endpoint:** % change in primary seizure frequency

  *Primary seizure types: focal motor seizures without impairment of consciousness or awareness, focal seizures with impairment of consciousness or awareness, focal seizures evolving to bilateral generalized convulsive seizures, and generalized seizures with a motor component that are countable*

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NASDAQ: MRNS @ MarinusPharma SE & RSE Patient Volume, Pricing & Market Overview Investor Breakfast Meeting AES December 9, 2019

©2019 Marinus Pharmaceuticals. All Rights Reserved. - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 POPULATION IN NUMBERS (N) YEAR Incident Population of Status (SE) in Seven Major Markets United States United Kingdom Germany Italy France Spain Japan Status Epilepticus (SE) Patient Population* 20 SE Patient Population Summary - 2019 • U.S. is the single largest market (~72k pts.) • EU5 is slightly larger than U.S. market (~84k pts.) • Additional SE patients are present in EU Ex - EU5 • Japan has more patients than any EU country (~32K pts) • All pt. # would qualify for orphan status in each country • Patient growth projected to be relatively flat (<1% p.a.) *Refractory Status Epilepticus: Disease Coverage, Pipeline and Market Analysis, Market & Epidemiology Forecast - 2029 – Quintana R esearch There are approx. 188K total Status Epilepticus (SE) patients distributed across the 7 major markets - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 POPULATION IN NUMBERS (N) YEAR Incident Population of Status (SE) in Seven Major Markets United States United Kingdom Germany Italy France Spain Japan 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000

©2019 Marinus Pharmaceuticals. All Rights Reserved. - 5,000 10,000 15,000 20,000 25,000 30,000 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 POPULATION IN NUMBERS (N) YEAR Incident Population of Refractory Status (RSE) in Seven Major Markets United States United Kingdom Germany Italy France Spain Japan - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 POPULATION IN NUMBERS (N) YEAR Incident Population of Status (SE) in Seven Major Markets United States United Kingdom Germany Italy France Spain Japan Refractory Status Epilepticus (RSE) Patient Population RSE Patient Population Summary • RSE estimated to be 30% - 50% of total SE patients • US is the single largest market (~23k - 36k pts.) • EU5 is larger than US market (~31k - 42k pts.) • Additional RSE pts. In EU Ex - EU5 • Japan roughly equal to Germany (~10k - 15k pts.) • All patient volumes would qualify for orphan status • Patient growth projected to be flat (<1% p.a.) *Refractory Status Epilepticus: Disease Coverage, Pipeline and Market Analysis, Market & Epidemiology Forecast - 2029 – Quintana R esearch 21 There are approx. 64K total Refractory Status Epilepticus (RSE) patients distributed across the 7 major markets 10,000 5,000 15,000 20,000 25,000 30,000 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029

©2019 Marinus Pharmaceuticals. All Rights Reserved. SE represents a high degree of unmet clinical need and substantial commercial opportunity SE Treatment Dynamics & Unmet Need SE treatment response rates of 50% - 70% with SOC (per med literature, KOLs, MR) • 30% - 50% of SE patient will not respond to 1 st line (IV benzo) or 2 nd line (IV AED) treatments Refractory SE patients commonly are placed on IV anesthetics to control/stop seizures • Requires ICU admission and is associated with unacceptably high rates or mortality and morbidity Clinicians are dissatisfied with current SE SOC and seeking therapeutic alternatives to: • Stop seizures as quickly as possible to protect against neuronal damage • Maintain seizure cessation to address and stabilize underlying medical etiology • Mitigate need to escalate intensity of treatment/care with attendant burdens No currently indicated RSE treatments with no treatments in development other than GNX • RSE represents clinical “white space” for GNX market entry and product adoption • Opportunity to establish new treatment paradigms/algorithms with GNX entry to treatment armamentarium • No meaningful competitive presence in market to slow/block GNX adoption 22

# SE Market Expansion Potential

GNX has the potential to move up in the treatment continuum for utilization in some segment of the SE population

## Key drivers for the potential use of GNX in SE:

- Potential to conduct Phase IV clinical studies to demonstrate safety and efficacy of GNX in SE post RSE approval
- Pharmacoeconomic studies could support GNX use in more severe/complicated SE patients
- Rapid onset of action could be attractive to clinicians to displace some use of 1st and 2nd line agents in SE to neuro-protect
- Positive clinician experience with GNX in RSE could support expanded use into SE over time
- GNX will have maximum voice due to lack of any currently or expected branded treatments
- Availability of GNX could precipitate establishment of new treatment protocols and algorithms

## SE Market represents an additional 36K-50K patients beyond RSE

- Morbidity and mortality risk high in these patients with current treatments
- Each 1,000 incremental SE patient is equivalent to ~$35MM-$50MM of incremental revenue vs. RSE forecast

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©2019 Marinus Pharmaceuticals. All Rights Reserved.

©2019 Marinus Pharmaceuticals. All Rights Reserved. Pharmacy Directors, NEUROs, and Payers recommended a $25,000 - $50,000 range for a novel RSE agent GNX Pricing Payer Primary Market Research – U.S. 24 Pricing a novel RSE agent below the current DRG ensures that hospitals will be reimbursed without appealing to payers for disease - specific specialty drug carve - outs RSE treatment is restricted to the inpatient setting: reimbursement is determined by the current DRG The DRG to treat RSE is set at $45,000 - $50,000 for Medicare patients Most commercial plans set their RSE “Case Rate” to approximate the DRG All respondents - including payers - recommend pricing a novel RSE agent below the DRG and current hospital costs Current Hospital Costs: $30,000 - $75,000 Required Savings: 15% - 30% RSE treatment pricing: $25,000 - $50,000 We recommend additional research to identify optimal pricing strategies for a novel RSE product

©2019 Marinus Pharmaceuticals. All Rights Reserved. Shorten hospital stay Bypass ICU Reduce adverse events • Rapid and sustained seizure control • No recovery/rehab from sedation • Bolus delivery suitable for the ER • No need for intubation • No intensive cardiovascular monitoring • Avoid frequent complications associated with intubation/ventilator/ICU GNX SE/RSE Reimbursement Dynamics 25 FEW HOURS 2 DAYS 2 DAYS $10,000 $3,000 $2,000 Pharmaco - economic benefit RSE clinical benefits Clinicians and payers are both seeking to reduce escalation of care and hospital LOS to improve patient outcomes Pharm Ds and NEUROs : a novel RSE treatment that reduces hospital costs by 20% would be quickly added to the hospital formulary “If you can save $15,000 and offer other benefits then it's a no - brainer for the P&T committee.” Pharmacy Director POTENTIAL RSE HOSPITAL STAY (Given availability of novel agent) COST/DAY ER Step - down Unit Hospital Floor

# SE/RSE DRG Summary*

DRG mean charges for SE with complication or comorbidities approached $60K/case in FY2017

| DRG Code | Description | Mean Covered Charges |
|---|---|---|
| DRG-100 | Seizure with MCC** | $59,800 |
| DRG-101 | Seizure w/or MCC** | $30,890 |
| | **Unweighted Average** | $45,345 |

**Publicly available data from CMS for SE – needs to be further refined through additional data analysis and primary market research*
***MCC = major complication or comorbidity*

Primary MR with payers has indicated that the DRG would be the appropriate reference point for establishing GNX price vs. cost of current SOC drugs (@ ~20% discount)

*Source: https://www.cms.gov/Research-Statistics-Data-and-Systems/Statistics-Trends-and-Reports/Medicare-Provider-Charge-Data/Inpatient2017

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©2019 Marinus Pharmaceuticals. All Rights Reserved.

©2019 Marinus Pharmaceuticals. All Rights Reserved. RSE Market By Territory: $1B+ opportunity $- $200.00 $400.00 $600.00 $800.00 $1,000.00 $1,200.00 Low Price High Price RSE Market Opportunity By Region US EU5 Japan RSE market is valued between $1B - $2B at premium prices in 2019 based on projected pricing range in each territory Low Case Price • US - $25k • EU - $10K • Japan - $15K 27 High Case Price • US - $50k • EU - $20K • Japan - $30K

©2019 Marinus Pharmaceuticals. All Rights Reserved. US RSE Market Size & Value 28 Refractory Status Epilepticus - Disease Coverage, Pipeline and Market Analysis, Market & Epidemiology Forecast - 2029 – Quintana Res earch RSE represents a substantial peak revenue opportunity for GNX ranging between ~$350MM - $700MM annually in RSE only based on conservative assumptions U.S. RSE Market Valuation Sensitivity Analysis Price @ $10,000 $20,000 $25,000 $30,000 $40,000 $50,000 United States RSE Market ($MM) $227 $453 $566 $680 $906 $1,133 GNX Market Penetration @ 60% Share ($MM) $136 $272 $340 $408 $544 680 21,500 22,000 22,500 23,000 23,500 24,000 24,500 25,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 POPULATION IN NUMBERS (N) YEAR Incident Population of Refractory Status Epilepticus (RSE) by Country US - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 POPULATION IN NUMBERS (N) YEAR Incident Population of Status (SE) in Seven Major Markets United States United Kingdom Germany Italy France Spain Japan 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 POPULATION IN NUMBERS (N) YEAR Incident Population of Status (SE) in Seven Major Markets United States United Kingdom Germany Italy France Spain Japan 21,500 22,000 22,500 23,000 23,500 24,000 24,500 25,000